                              WELCOME TO THE 2005

                               ANNUAL MEETING OF
                                 SHAREHOLDERS

                               Allegan, Michigan

                                October 28, 2005


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                                 (PERRIGO LOGO)

Historically. . .



A generic pharmaceutical business with an OTC consumer healthcare focus


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

                                 (PERRIGO LOGO)

                               TODAY - A NEW MODEL



       (GRAPHIC)                                             (GRAPHIC)
          CHC                                                   Rx


A comprehensive generic pharmaceutical business with an established OTC consumer healthcare (CHC) business and a growing Rx business



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                              FINANCIAL PERFORMANCE
                                      SALES



                                  (BAR CHART)


                  2000     2001     2002     2003     2004      2005
(Millions)        $736     $776     $835     $834     $898     $1,024



Note: 2001 sales are adjusted. Reconciliation to GAAP results provided at www.perrigo.com/investor.



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                             FINANCIAL PERFORMANCE
                              ADJUSTED NET INCOME

                         [ ] ADJUSTED NET INCOME [ ] EPS


                                  (BAR CHART)

                                            2000    2001    2002    2003    2004    2005
ADJUSTED NET INCOME (Millions)              $ 15    $ 39    $ 45    $ 52    $ 71    $ 63
EPS (Dollars)                               $.20    $.52    $.60    $.73    $.98    $.81*



                                *Includes product recall charge of $6.6 million or $0.09 per share.



Note: Reconciliation to GAAP results provided at www.perrigo.com/investor.



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                                2005 HIGHLIGHTS

ACCOMPLISHMENTS

o        Acquired Agis March 2005

o        Sales up 14% or $126 million to $1,024

o Launched 9 OTC (including Nicotine Gum) and 6 Rx new products; first solid dose Rx sales



CHALLENGES

o        Pseudoephedrine issues

o        Agis integration

o        Increasingly competitive landscape in US Generics

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
                           PERRIGO - AGIS MARCH 2005


(PERRIGO LOGO)                                                (AGIS LOGO)


       CHANNEL                                          GENERIC RX
    RELATIONSHIPS


 SOLID DOSE / LIQUID                                        API
    CAPABILITIES                   PERRIGO
                                      +
                                    AGIS

      EFFICIENT                                         TOPICAL OTC
   MANUFACTURING,
CUSTOMIZED PACKAGING


      RX TO OTC                                       DIFFERENTIATED
                                                          PHARMA
                                                        TECHNOLOGIES


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                                THE NEW PERRIGO


MARKETS:

US, Europe, Israel and Mexico



BUSINESS UNITS:

o        CHC - store brand OTC and nutritional

o        Rx - topical, oral solid dose

o        API - active ingredients for generic pharma industry

o        Israeli businesses - pharmaceutical, cosmetics, toiletries



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                                THE NEW PERRIGO

o        5,800 people worldwide:

         --       3,200 in US

         --       1,500 in Israel

         --       1,100 in Europe and Mexico

o        200+ life science professionals

o        9 FDA inspected manufacturing facilities - 4.3 million sq. ft.


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

                           STRATEGY FOR FUTURE GROWTH


o        Establish common brand --> Perrigo

o        Sustain strong base while driving generics growth

o Leverage R&D capability (Rx, API) with low-cost purchasing and operations focus (store brand) across one company

o        Employ strong cash flows to invest in R&D

o        Build on customer relationships

o        Balance growth both internal and external



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                                 (PERRIGO LOGO)


DELIVERING MORE HEALTH CARE VALUE, TO MORE PLACES, IN MORE WAYS, THAN EVER
  BEFORE.



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